UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                OCTOBER 27, 2004
                Date of report (Date of earliest event reported)

                                TELEDIGITAL, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                333-05112-C            93-0898539
(State or other jurisdiction     (Commission           (IRS Employer
    of incorporation)            File Number)        Identification No.)

                           1325 AMERICAN BLVD, SUITE 6
                          BLOOMINGTON, MINNESOTA 55425
          (Address of principal executive offices, including zip code)

                                 (952) 876-0527
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 8 - OTHER EVENTS

ITEM 8.01  OTHER EVENTS.

         On October 27, 2004, Teledigital, Inc. (the "Company") and TelePlus Enterprises, Inc. ("TelePlus") announced that they had entered into an agreement (the "Agreement") under which the Company granted to TelePlus an exclusive license for the implementation of Teledigital's proprietary software on select manufacturers' handsets. The Agreement is described in the press release dated October 27, 2004, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         99.1 A copy of the press release issued by the Company and TelePlus on October 27, 2004 announcing the Agreement.















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 Teledigital, Inc.


Date: October 27, 2004           By: /s/ Richard W. Perkins
                                     ------------------------------------------
                                     Richard W. Perkins
                                     Chairman of the Board

























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